PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (“HIT”) is helping to finance the $68.4 million substantial rehabilitation of Heiwa Terrace Apartments (“Heiwa Terrace”), a senior affordable housing development located in Chicago’s Uptown neighborhood. The renovation will include repairs to the building’s exterior along with upgrades to building systems, kitchens, baths and common areas. Heiwa Terrace features 204 units, all of which are affordable, a Japanese garden and organized adult activities for residents. The project’s non-profit sponsor, the Japanese American Service Committee, was formed in 1946 to assist Japanese immigrants and their American-born children coming to Chicago from World War II internment camps.

HIT ROLE	The HIT is providing $28.5 million through its purchase of Ginnie Mae construction loan certificates and a permanent loan certificate to finance this rehabilitation. Heiwa Terrace, the HIT’s 55th project in Chicago and 107th in Illinois, is part of the HIT’s $1 billion Midwest@Work Initiative.

PARTNERS	Project Sponsor: Japanese American Service Committee Developer: Related Midwest

SOCIAL IMPACT	All units at Heiwa Terrace will remain affordable to seniors earning between 40% - 80% of the Area Median Income (“AMI”), with over 90% reserved for residents earning between 40%-60% AMI. As detailed in the table below, the HIT’s investment is expected to generate over 396,700 hours of union construction work among other economic impacts. In addition, Heiwa Terrace has incorporated sustainability goals into the renovation: the upgraded roof, windows, insulation and appliances are all intended to reduce the building’s energy consumption.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $28.5 Million	Total Development Cost $68.4 Million	204 Units (100% affordable)	396,710 Hours of Union ConstructionWork Generated	$16.2 Million Tax revenue generated	$103.2 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of January 31, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

PROJECT PROFILE | Heiwa Terrace Apartments – Chicago, IL

“It’s a win-win for us with a project like Heiwa Terrace. The HIT’s investment of labor’s capital keeps our members working and keeps senior citizens in high quality housing that they can afford and that has an important history.”
—	Ralph Affrunti, President Chicago & Cook County Building Construction Trades Council

ABOUT THE HIT	The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agency- insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.
1/2021

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